                                                                    EXHIBIT 23.1



                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8, No. 333-86923) pertaining to the American Physician Partners, Inc. 1996 Stock Option Plan of Radiologix, Inc. of our report dated February 7, 2003 with respect to the 2002 consolidated financial statements and schedule of Radiologix, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 2002.

                                               ERNST & YOUNG LLP


Dallas, Texas
March 21, 2003